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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)      SEPTEMBER 23, 2004
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                         CHOICE ONE COMMUNICATIONS INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

         0-29279                                        16-1550742
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 (Commission File Number)                     (IRS Employer Identification No.)

              100 CHESTNUT STREET, SUITE 600
                 ROCHESTER, NEW YORK 14604                       14604
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         (Address of Principal Executive Offices)             (Zip Code)

                                 (585) 246-4231
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.05. COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

         On September 23, 2004, Choice One Communications Inc. (the "Company", "us" or "we") announced plans to implement a series of operational actions to reduce costs and enhance the efficiency of our back-office and sales operations. The planned operational actions, which will coincide with our previously announced financial restructuring, are described more fully in our press release issued on September 23, 2004, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. We expect that these operational actions will be completed by the end of 2004.

         In connection with these operational actions, we expect to incur total expenses of approximately $800,000 in the form of one-time termination benefits and relocation expenses, all of which are expected to be satisfied by cash expenditures.

ITEM 9.01.         FINANCIAL STATEMENTS AND EXHIBITS

(c)                Exhibits.

99.1               Press Release issued by the Company on September 23, 2004.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHOICE ONE COMMUNICATIONS INC.


                                       By:    /s/ Ajay Sabherwal
                                           --------------------------
                                           Name: Ajay Sabherwal
                                           Title:  Chief Financial Officer




Date: September 28, 2004



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                                  EXHIBIT INDEX

  EXHIBIT NO.                             DESCRIPTION

  99.1               Press Release issued by the Company on September 23, 2004.





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